UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 14, 2015 (Date of earliest event reported)

Gas Natural Inc. (Exact name of registrant as specified in its charter)

Ohio	001-34585	27-3003768
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1375 East Ninth Street, Suite 3100, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(440) 701-5100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 14, 2015, Gas Natural Inc. (“Gas Natural”), the Ohio utility subsidiaries of Gas Natural, Northeast Ohio Natural Gas Corp., Orwell Natural Gas Company, and Brainard Gas Corp., and Gas Natural’s Ohio and North Carolina subsidiaries, Great Plains Natural Gas Company, Lightning Pipeline Company, Inc., Spelman Pipeline Holdings, LLC, Kidron Pipeline, LLC, Gas Natural Service Company, LLC, Independence Oil, L.L.C. (“Independence”), Independence Oil Real Estate 1, L.L.C., Independence Oil Real Estate 2, L.L.C., 8500 Station Street LLC, Gas Natural Resources LLC, and Lone Wolfe Insurance, LLC (“Lone Wolfe”) and Sun Life Assurance Company of Canada (the “Sun Life”), entered into a Joinder and Limited Waiver (the “Joinder and Limited Waiver”) to the Note Purchase Agreement dated as of November 1, 2010, as amended (the “Note”). Also on December 14, 2015, Lone Wolfe executed an Addendum to Security Agreement and an Addendum to Pledge Agreement.

Since the date of the Note, Lone Wolfe became a subsidiary of Gas Natural and, pursuant to the terms the Note, is required to accede to the Note and the Collateral Documents, as defined in the Note, including an Addendum to Security Agreement and an Addendum to Pledge Agreement. The Joinder and Limited Waiver provides for Lone Wolfe’s accession to the Note and the Collateral Documents and its assumption of the obligations thereunder.

Additionally, since the date of the Note, due to its absence of assets, Independence Oil Real Estate 3, L.L.C., a subsidiary of Independence, was dissolved by Gas Natural (the “Dissolution”). The Dissolution constitutes a technical event of default under the terms of the Note (the “Default”). The Joinder and Limited Waiver provides for the waiver of the Default.

The Joinder and Limited Waiver and other related documents to this transaction are attached to this Form 8-K as exhibits. The description of the agreements above is a summary and is qualified by the full text of the attached documents.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Joinder and Limited Waiver to Note Purchase Agreement, dated December 14, 2015, by and among Northeast Ohio Natural Gas Corp., Orwell Natural Gas Company, Brainard Gas Corp., Great Plains Natural Gas Company, Lightning Pipeline Company, Inc., Spelman Pipeline Holdings, LLC, Kidron Pipeline, LLC, Gas Natural Service Company, LLC, Gas Natural Inc., Independence Oil, L.L.C., Independence Oil Real Estate 1, L.L.C., Independence Oil Real Estate 2, L.L.C., 8500 Station Street LLC, Gas Natural Resources LLC, Lone Wolfe Insurance, LLC, and Sun Life Assurance Company of Canada.

10.2	Addendum to Pledge Agreement, dated December 14, 2015, by and among Lone Wolfe Insurance, LLC, and Sun Life Assurance Company of Canada.

10.3	Addendum to Security Agreement, dated December 14, 2015, by and among Lone Wolfe Insurance, LLC, and Sun Life Assurance Company of Canada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.

By:	/s/ James E. Sprague
Its:	Chief Financial Officer

Dated: December 16, 2015